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Re:	News Releases - Thursday, December 18, 2008
Kodiak Energy, Inc. Reports Annual Meeting Voting Results
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CALGARY, ALBERTA -- (Marketwire) -- December 18, 2008 -- Kodiak Energy, Inc. (TSX-V: KDK and OTCBB: KDKN.OB) ("Kodiak" or the "Corporation") reports the voting results of our annual and special meeting of stockholders ("meeting").  The meeting was held on Wednesday, December 3rd, 2008 in Calgary, Alberta, Canada.  We report these results voluntarily as a Toronto Venture Exchange (TSX-V) issuer and are not required to do so under Section 11.3 of the Canadian National Instrument 51-102, Continuous Disclosure Obligations.

The items of business stockholders voted on were:

1. Elected five directors who are William S. Tighe, Peter Scriber, Marvin Jones, Glenn Watt, and Les Owens.  The directors will serve on our Board for terms expiring at the 2009 annual meeting of stockholders and until their successors are elected and qualified.

2. Approved amendments to our Stock Option Plan.  These amendments were recommended by the TSX-V to comply with our successful listing in December 2007.

3. Approved the appointment of Meyers Norris Penny LLP as our independent registered public accounting firm (referred to as "independent auditor" in Canada) for the fiscal year ending December 31, 2008.

4. Approved the amendment to our Certificate of Incorporation to authorize 10,000,000 shares of preferred stock.

None of the matters considered at the meeting required the vote to be conducted by ballot.  Details of the four proposals are in our 2008 proxy statement filed on Edgar, Sedar and on our website.  The notarized voting tabulation will be posted by the end of this week on our website.

About Kodiak

Kodiak Energy, Inc. is a Calgary, Alberta, Canada based publicly traded oil and gas exploration and development company focused on creating a portfolio of North American assets that offer production opportunities and asset growth through exploration.  Kodiak has lease holdings in Montana, south-eastern Alberta and high impact prospects located in the central Mackenzie River Valley of the Northwest Territories, in north-eastern British Columbia Canada and in north-eastern New Mexico.

This press release contains forward-looking statements.  The words or phrases "would be," "will" "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," or similar expressions are intended to identify "forward-looking statements".  The Corporation's business is subject to various other risks, which are discussed in the Corporation's filings with the US Securities and Exchange Commission and with Canadian securities commissions.  The Corporation's filings may be accessed at www.sec.gov or at www.sedar.com.

Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date.  The Corporation cautions readers not to place reliance on such statements.  Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such a statement.

Further information relating to Kodiak may be found on www.sedar.com and www.sec.gov under the Corporation's profile, as well as on Kodiak's website at www.kodiakpetroleum.com.

The TSX Venture Exchange has not reviewed this news release and does not accept responsibility for the adequacy or accuracy of this release.

Contact:
Kodiak Energy, Inc.
William Tighe, President and Chief Executive Officer
Phone:  +1(403)262-8044
Email:    info@kodiakpetroleum.com
Website:  www.kodiakpetroleum.com

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Copyright (c) 2008 KODIAK ENERGY INC. (KDKN)  All rights reserved.  For more information visit our website at http://www.kodiakpetroleum.com/ or send mailto:info@kodiakpetroleum.com Message sent on Thu Dec 18, 2008 at 10:33:17 AM Pacific Time =======================================================================